UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 29, 2009
THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)
Florida

(State or Other Jurisdiction of Incorporation)

1-14260	65-0043078

(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)
(561) 893-0101

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 29, 2009, the shareholders of The GEO Group, Inc. (the “Company”) approved amendments to The GEO Group, Inc. 2006 Stock Incentive Plan (the “Plan”) at the Company’s 2009 Annual Meeting of Shareholders in the form of an Amended and Restated Plan. The Amended and Restated Plan increases the number of shares of common stock subject to awards under the Plan by 1,000,000, from 1,400,000 to 2,400,000, and specifies that up to 333,000 of such shares be made available for grants other than stock options and stock appreciation rights, including restricted stock grants.
     The Amended and Restated Plan also amends the definition of “Change in Control” so that a plan of liquidation adopted by the Company would not cause a change in control under the Plan unless the liquidation actually occurs.
     The Amended and Restated Plan also amends certain numerical thresholds to reflect the increased awards issuable under the Plan as compared to when the Plan was originally adopted. These amendments include:
•	increasing the total number of shares of common stock issuable pursuant to incentive stock options under the Plan to 1,200,000 (previously 450,000),

•	increasing the total number of shares of common stock issuable pursuant to stock options or stock appreciation rights to any one individual in any one year under the Plan to 450,000 (previously 150,000), and

•	increasing the total number of shares of common stock issuable pursuant to performance shares, restricted stock and other common stock awards to any one individual in any one year under the Plan to 450,000 (previously 150,000).
     The foregoing summary description of the amendments approved by the Company’s shareholders on April 29, 2009 is qualified in its entirety by reference to the actual terms of the Amended and Restated Plan, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Amended and Restated Plan also reflects amendments to the Plan that have previously been adopted and approved by the Company’s shareholders since the initial adoption of the Plan.

Item 9.01.	Financial Statements and Exhibits.
d)	Exhibits.

Exhibit No.	Description

10.1	Amended and Restated The GEO Group, Inc. 2006 Stock Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.
Date: May 5, 2009	By:	/s/ John G. O’ Rourke
John G. O’Rourke
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated The GEO Group, Inc. 2006 Stock Incentive Plan.

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